                                   EXHIBIT 24

                                   EXHIBIT 24
                               POWER OF ATTORNEY


        We, the undersigned directors and officers of the registrant, hereby severally constitute and appoint Marjorie S. Cook and Hunter R. Hollar, and each of them, our true and lawful attorneys and agents, to do any and all things in our names in the capacities indicated below which said person and/or persons may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-8 relating to the offering of the registrant's Common Stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.



  /s/ Andrew N. Adams, Jr.       Director                August 28, 1996
  -------------------------
  Andrew N. Adams, Jr.

  /s/ John Chirtea               Director                August 28, 1996
  -------------------------
  John Chirtea


  /s/ Willard H. Derrick         Chairman of the         August 28, 1996
  -------------------------      Board of Directors
  Willard H. Derrick


  /s/ Susan D. Goff              Director                August 28, 1996
  -------------------------
  Susan D. Goff


  /s/ Solomon Graham, Jr.        Director                August 28, 1996
  -------------------------
  Solomon Graham, Jr.

  /s/ Joyce R. Hawkins           Director                August 28, 1996
  -------------------------
  Joyce R. Hawkins


  /s/ Hunter R. Hollar           President, Chief        August 28, 1996
  -------------------------      Executive Officer
  Hunter R. Hollar               and Director


  /s/ Thomas O. Keech            Director                August 28, 1996
  -------------------------
  Thomas O. Keech

  /s/ Charles F. Mess            Director                August 28, 1996
  -------------------------
  Charles F. Mess


  /s/ Robert L. Mitchell         Director                August 28, 1996
  -------------------------
  Robert L. Mitchell

                                 Director
  -------------------------
  Robert L. Orndorff, Jr.

  /s/ Lewis R. Schumann          Director                August 28, 1996
  -------------------------
  Lewis R. Schumann


  /s/ W. Drew Stabler            Director                August 28, 1996
  ---------------------
  W. Drew Stabler

  /s/ James H. Langmead          Vice President,         August 28, 1996
  -----------------------        Treasurer and
  James H. Langmead              Principal Financial
                                 and Accounting Officer